FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:      October 29, 2003

(Date of earliest event reported)

NISSAN AUTO LEASE TRUST 2003-A

(Issuer with respect to the Notes)

(Exact name of registrant as specified in its charter)

NISSAN AUTO LEASING LLC II

(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)

(Exact name of registrant as specified in its charter)

NILT TRUST

(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)

(Exact name of registrant as specified in its charter)

NISSAN-INFINITI LT

(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

DELAWARE	333-106763	Nissan Auto Leasing LLC II 95-4885574
	333-106763-01	Nissan-Infiniti LT 33-6466449
	333-106763-02	NILT Trust 52-6935346
	333-106763-03	Nissan Auto Lease Trust 2003-A
51-6538955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9

ITEM 5. OTHER EVENTS

     On October 29, 2003, pursuant to an Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), dated as of August 26, 1998, by and among NILT Trust, as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (the “Trustee”), Wilmington Trust Company, a Delaware banking corporation (“Wilmington Trust”), as Delaware trustee, and U.S. Bank National Association (“U.S. Bank”), as trust agent, as supplemented by a 2003-A SUBI Supplement, dated as of October 29, 2003 (the “2003-A SUBI Supplement”), NILT Inc., as Trustee, created a special unit of beneficial interest (the “2003-A SUBI”) in specified assets of Nissan-Infiniti LT, including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan vehicles leased under the Leases and related property (collectively, the “2003-A SUBI Assets”). Also on October 29, 2003, NMAC, as servicer, Nissan-Infiniti LT and NILT Trust entered into a 2003-A Servicing Supplement, dated as of October 29, 2003 (the “2003-A Servicing Supplement”) and supplementing the Servicing Agreement, dated as of March 1, 1999, to provide for the servicing obligations of the 2003-A SUBI Assets. On October 29, 2003, Nissan-Infiniti LT issued to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2003-A SUBI (the “2003-A SUBI Certificate”). NILT Trust sold the 2003-A SUBI Certificate to Nissan Auto Leasing LLC II, a Delaware limited liability company (“NALL II”), pursuant to a SUBI Certificate Transfer Agreement, dated as of October 29, 2003 (the “SUBI Certificate Transfer Agreement”), by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II further sold the 2003-A SUBI Certificate to Nissan Auto Lease Trust 2003-A, a Delaware statutory trust (the “Trust”), pursuant to a Trust SUBI Certificate Transfer Agreement, dated as of October 29, 2003 (the “Trust SUBI Certificate Transfer Agreement”), by and between NALL II, as transferor, and the Trust, as transferee. The Trust was created pursuant to a Trust Agreement, dated as of May 13, 2003, as amended and restated by the Amended and Restated Trust Agreement, dated as of October 29, 2003 (the “Amended and Restated Trust Agreement”), by and between NALL II, as transferor, and Wilmington Trust, as owner trustee (the “Owner Trustee”). On October 29, 2003, the Trust caused the issuance, pursuant to an Indenture, dated as of October 29, 2003 (the “Indenture”), by and between the Trust, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), of notes in the following classes: Class A-1, Class A-2, Class A-3a and Class A-3b (collectively, the “Notes”). The Trust, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee, entered into that certain Trust Administration Agreement, dated as of October 29, 2003 (the “Trust Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. On October 29, 2003, NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, the Trust, and the Indenture Trustee entered into a Back-Up Security Agreement, dated as of October 29, 2003 (the “Back-Up Security Agreement”), relating to the security interest of the Indenture Trustee in the 2003-A SUBI Assets. Also on October 29, 2003, the Trust, the Indenture Trustee, and U.S. Bank, in its capacity as securities intermediary (the “Securities Intermediary”), entered into a Control Agreement, dated as of October 29, 2003 (the “Control Agreement”), relating to the reserve account established for the benefit of the holders of the Notes. The Notes, with an aggregate principal balance of $1,239,700,000.00, were sold to J.P. Morgan Securities Inc., as the representative of several underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated October 21, 2003, by and among NALL II, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-1 and Amendment No. 1 and Amendment No. 2 thereto (Commission File Nos. 333-106763, 333-106763-01, 333-106763-02, 333-106763-03). With respect to the foregoing transactions, the Trust, as issuer, NILT Trust, as grantor and initial beneficiary (in such capacity, the “UTI Beneficiary”), Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee, entered into that certain Agreement of Definitions, dated as of October 29, 2003 (the “Agreement of Definitions”).

     Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Agreement of Definitions, as Exhibit 10.2 is the 2003-A SUBI Supplement, as Exhibit 10.3 is the 2003-A Servicing Supplement, as Exhibit 10.4 is the Amended and Restated Trust Agreement for Nissan Auto Lease Trust 2003-A, as Exhibit 10.5 is the Trust Administration Agreement, as Exhibit 10.6 is the Back-Up Security Agreement, as Exhibit 10.7 is the Control Agreement, as Exhibit 10.8 is the SUBI Certificate Transfer Agreement, and as Exhibit 10.9 is the Trust SUBI Certificate Transfer Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of October 29, 2003, by and between the Trust, as issuer, and U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, dated as of October 29, 2003, by and among the Trust, as issuer, NILT Trust, as grantor and

UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee.

Exhibit 10.2	2003-A SUBI Supplement, dated as of October 29, 2003, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2003-A Servicing Supplement, dated as of October 29, 2003, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Trust, dated as of October 29, 2003, by and between NALL II, as transferor, and Wilmington Trust, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, dated as of October 29, 2003, by and among the Trust, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	Back-Up Security Agreement, dated as of October 29, 2003, by and among NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, as transferor, the Trust, and U.S. Bank, as Indenture Trustee.

Exhibit 10.7	Control Agreement, dated as of October 29, 2003, by and among the Trust, U.S. Bank, as Indenture Trustee and secured party, and U.S. Bank, as Securities Intermediary.

Exhibit 10.8	SUBI Certificate Transfer Agreement, dated as of October 29, 2003, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.9	Trust SUBI Certificate Transfer Agreement, dated as of October 29, 2003, by and between NALL II, as transferor, and the Trust, as transferee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date: November 12, 2003

NISSAN AUTO LEASING LLC II

	By:	/s/ Steven R. Lambert

Name: Steven R. Lambert Title: President

NISSAN AUTO LEASE TRUST 2003-A

	By:	Nissan Auto Leasing LLC II, solely as originator of Nissan Auto Lease Trust 2003-A

By:	/s/ Steven R. Lambert

Name: Steven R. Lambert Title: President

NILT TRUST

By:	Nissan Motor Acceptance Corporation, solely as grantor and beneficiary

By:	/s/ Steven R. Lambert

Name: Steven R. Lambert Title: President

NISSAN-INFINITI LT

By:	Nissan Motor Acceptance Corporation, solely as originator of Nissan-Infiniti LT

By:	/s/ Steven R. Lambert

Name: Steven R. Lambert Title: President

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of October 29, 2003, by and between the Trust, as issuer, and U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, dated as of October 29, 2003, by and among the Trust, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee.

Exhibit 10.2	2003-A SUBI Supplement, dated as of October 29, 2003, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2003-A Servicing Supplement, dated as of October 29, 2003, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Trust, dated as of October 29, 2003, by and between NALL II, as transferor, and Wilmington Trust, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, dated as of October 29, 2003, by and among the Trust, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	Back-Up Security Agreement, dated as of October 29, 2003, by and among NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, as transferor, the Trust, and U.S. Bank, as Indenture Trustee.

Exhibit 10.7	Control Agreement, dated as of October 29, 2003, by and among the Trust, U.S. Bank, as Indenture Trustee and secured party, and U.S. Bank, as Securities Intermediary.

Exhibit 10.8	SUBI Certificate Transfer Agreement, dated as of October 29, 2003, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.9	Trust SUBI Certificate Transfer Agreement, dated as of October 29, 2003, by and between NALL II, as transferor, and the Trust, as transferee.